UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report: December 21, 2007
(Date of earliest event reported)
McAfee, Inc.
(Exact Name of Registrant as specified in Charter)

Delaware (State or other Jurisdiction of incorporation)	Commission File No.: 001-31216	77-0316593 (I.R.S. Employer Identification No.)
3965 Freedom Circle
Santa Clara, California 95054
(Address of Principal Executive Offices, including zip code)
(408) 346-3832
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On December 21, 2007, McAfee, Inc. (“McAfee”), issued a press release announcing that it filed with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2006, as well as Quarterly Reports on Form 10-Q for the quarters ended June 30, 2006, September 30, 2006, March 31, 2007, June 30, 2007 and September 30, 2007. McAfee also announced that it reached a tentative settlement with the plaintiffs in the pending federal and state derivative securities lawsuits related to the company’s historical stock option practices. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits:

99.1	Press Release, dated December 21, 2007, announcing the completion of the financial restatement and the tentative settlement of the derivative lawsuits relating to McAfee’s stock option practices.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McAfee, Inc.
Date: December 21, 2007	By:	/s/ Eric F. Brown
Eric F. Brown
Chief Operating Officer and Chief Financial Officer